UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 21, 2025

Date of Report (date of earliest event reported)

Mesa Air Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

(Address of principal executive offices, including zip code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, no par value	MESA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 4, 2025, Mesa Air Group, Inc., a Nevada corporation (“Mesa”), entered into the Agreement, Plan of Conversion and Plan of Merger (the “Merger Agreement”), by and between Mesa and Republic Airways Holdings Inc., a Delaware corporation (“Republic”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Republic will merge (the “Merger”) with and into Mesa, with Mesa continuing as the surviving corporation and renamed “Republic Airways Holdings Inc.”

Item 2.02	Results of Operations and Financial Condition.

On November 21, 2025, Mesa issued a press release announcing its financial and operating results for its fiscal quarter ended September 30, 2025 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The information contained in Item 2.02 of this Report (as well as in Exhibit 99.1) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On November 21, 2025, Mesa disclosed certain information about the financial results as of and for the nine months ended September 30, 2025 for Republic and an update on the Merger in the Press Release, which is incorporated herein by reference.

The information contained in Item 7.01 of this Report (as well as in Exhibit 99.1) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 21, 2025, issued by Mesa Air Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: November 21, 2025	By:	/s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel